UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021

TOUCHPOINT GROUP HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36530	46-3561419
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4300 Biscayne Blvd., Suite 203, Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

(305) 420-6640

(Registrant’s telephone number, including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2021, Touchpoint Group Holdings, Inc., a Delaware corporation (the “Company”), entered into a standby equity commitment agreement, dated March 15, 2021 (the “SECA”) with MacRab LLC, a Florida limited liability company (the “Investor”). The SECA provides the Company with an option to sell up to $5,000,000 worth of the Company’s common stock, par value $0.0001 (the “Common Stock”), to the Investor, in increments, over the period ending twenty-four (24) months after the date the Registration Statement (as defined below) is deemed effective by the SEC, pursuant to the terms and conditions contained in the SECA. The purchase price per share, for each respective put under the SECA, is equal to 90% of the average of the two (2) lowest volume weighted average prices of the Common Stock during the eight (8) trading days following the clearing date associated with the respective put under the SECA. Additionally, we issued a common stock purchase warrant for the purchase of 2,272,727 shares of our common stock (the “Warrant”) to Investor as a commitment fee in connection with the execution of the SECA.

The Company also entered into a registration rights agreement, dated March 15, 2021 with the Investor on March 16, 2021 (the “RRA”), which requires us to file a registration statement (the “Registration Statement”) providing for the registration of the Common Stock issuable to Investor under the SECA and Warrant, and the subsequent resale by Investor of such Common Stock.

The foregoing descriptions of the SECA, RRA, and Warrant do not purport to be complete and are qualified in its entirety by reference to the full text of the SECA, RRA, and Warrant, copies of which are filed hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Standby Equity Commitment Agreement dated March 15, 2021, by and between the Company and the Investor
10.2	Registration Rights Agreement dated March 15, 2021, by and between the Company and the Investor
10.3	Common Stock Purchase Warrant dated March 15, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHPOINT GROUP HOLDINGS, INC.

Dated: March 22, 2021	By:	/s/ Mark White
	Name:	Mark White
	Title:	President and Chief Executive Officer